Exhibit 8.1

APPENDIX I: Endesa Group companies

	% Of Ownership At 31/12/06		% Of Ownership At 31/12/05
Company	% Of Voting Power Held	% Of Ownership	% Of Voting Power Held	% Of Ownership	Location	Line Of Business	Auditor(*)
Aguas Santiago Poniente	78.9	33.3	55.0	33.3	Santiago (Chile)	Health services	DT
Almussafes Servicios Energéticos, S.L.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Management and maintenance of a combined heat and power plant	EY
Ampla Energía Servicios, S.A.	91.9	55.1	91.9	55.6	Rio de Janeiro (Brazil)	Electricity production, transmission and distribution	DT
Ampla Investimentos E Servicos, S.A.	91.9	55.1	91.9	55.5	Rio de Janeiro (Brazil)	Electricity production, transmission and distribution	DT
Andorra Desarrollo, S.A.	100.0	100.0	100.0	100.0	Teruel (Spain)	Regional development	—
Apamea 2000, S.L.	100.0	100.0	100.0	100.0	Madrid (Spain)	Electricity-related activities	—
Aragonesa de Actividades Energéticas, S.A.	100.0	100.0	100.0	100.0	Teruel (Spain)	Electricity production	—
Bioaise ,S.A.	95.0	95.0	95.0	95.0	Cartagena (Colombia)	Production, purchase, sale and retailing of power	DT
Biowatt-Recursos Energéticos Ltd.	51.0	51.0	51.0	51.0	Porto (Portugal)	Marketing of projects relating to renewable energy resources	DT
Bolonia Real Estate, S.L.	100.0	100.0	100.0	100.0	Madrid (Spain)	Real estate asset management and development	—
Cam Brasil Multiservicios Ltda.	100.0	60.6	100.0	60.6	Rio de Janeiro (Brazil)	Purchase and sale of electricity- related products	DT
Carboex ,S.A.	100.0	100.0	100.0	100.0	Madrid (Spain)	Fuel supply	DT
Carbones de Berga, S.A.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Extraction and storage of hard coal	—
Carvemagere. Manutençao E Energias Renovaveis, LDA.	65.0	65.0	65.0	65.0	Barcelos (Portugal)	Combined heat and power production	DT
Centrais Eléctricas Cachoeira Dourada, S.A.	99.6	59.3	99.6	60.7	Goiania (Brazil)	Electricity production and retailing	DT
Central Dock Sud, S.A.	70.0	40.0	69.8	39.9	Buenos Aires (Argentina)	Electricity production, transmission and distribution	DT
Central Geradora Termelétrica Fortaleza, S.A.	100.0	59.5	100.0	61.0	Ceará (Brazil)	Performance of a fossil- fuel electricity production project	EY
Central Hidroeléctrica de Betania, S.A.E.S.P.	100.0	36.4	85.6	31.1	Neiva (Colombia)	Electricity production	DT
Centro Energía Ferrara S.p.A.	58.4	58.4	—	—	Milan (Italy)	Combined heat and power production and sale	—
Centro Energía Teverola S.p.A.	58.4	58.4	—	—	Milan (Italy)	Combined heat and power production and sale	—
Chilectra Inversud, S.A.	100.0	60.1	100.0	59.6	Santiago (Chile)	Holding company	KPMG
Chilectra, S.A.	99.1	60.1	98.3	59.6	Santiago (Chile)	Ownership interests in companies of any kind	DT
Cogeneración Delter, S.L.	69.0	69.0	69.0	69.0	Barcelona (Spain)	Combined heat and power	EY
Comercializadora de Energía del Mercosur, S.A.	100.0	71.4	100.0	71.4	Buenos Aires (Argentina)	Wholesale purchase and sale of electricity	DT

Companhia Energética do Ceará, S.A.	58.9	34.1	58.9	34.8	Ceará (Brasil)	Complete electricity cycle	DT
Compañía Americana de Multiservicios de Argentina Ltda.	100.0	60.6	100.0	60.6	Buenos Aires (Argentina)	Electricity network metering, meas. calib.	DT
Compañía Americana de Multiservicios de Chile Ltda.	100.0	60.6	100.0	60.6	Santiago (Chile)	Purchase and sale of electricity- related products	DT
Compañía Americana de Multiservicios de Colombia Ltda.	100.0	60.6	100.0	60.6	Bogota (Colombia)	Technical calibration and metering services	DT
Compañía Americana de Multiservicios del Perú Ltda.	100.0	60.6	100.0	60.6	Lima (Peru)	Purchase, sale and distribution of electricity-related products	DT
Compañía de Interconexión Energética, S.A.	100.0	59.5	100.0	61.0	Rio de Janeiro (Brazil)	Electricity production, transmission and distribution	EY
Compañía de Transmisión del Mercosur, S.A.	100.0	59.5	100.0	61.0	Buenos Aires (Argentina)	Electricity production, transmission and distribution	DT
Compañía Distribuidora y Comercializadora de Energía, S.A.	48.5	43.0	48.5	44.0	Bogota (Colombia)	Electricity distribution and retailing
Compañía Eléctrica Cono Sur, S.A.	100.0	36.4	100.0	36.4	Panama (Panama)	Holding company	EY
Compañía Eléctrica San Isidro, S.A.	100.0	36.4	100.0	36.4	Santiago (Chile)	Complete electricity cycle	EY
Compañía Eléctrica Tarapacá ,S.A.	100.0	36.4	100.0	36.4	Santiago (Chile)	Complete electricity cycle	EY
Compañía Peruana de Electricidad S.A.	100.0	79.6	100.0	79.4	Lima (Peru)	Holding company	DT
Compostilla Re. S.A.	100.0	100.0	—	—	Luxembourg (Luxembourg)	Reinsurance	DT
Constructora y Proyectos Los Maitenes, S.A.	55.0	33.3	55.0	33.3	Santiago (Chile)	Construction and installation work	DT
Coreysa Cogeneración, S.A.	65.0	65.0	65.0	65.0	Seville (Spain)	Combined heat and power	EY
Cte-Central Térmica do Estuário, Lda.	100.0	100.0	100.0	100.0	Porto (Portugal)	Combined heat and power	DT
Desaladora de Carboneras, U.T.E.	75.00	75.0	75.0	75.0	Almeria (Spain)	Construction and management of a desalination plant	—
Distribuidora de Energía Eléctrica de Bages, S.A.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Electricity distribution and retailing	—
Distribuidora Eléctrica del Puerto de la Cruz, S.A.	100.0	100.0	100.0	100.0	S. Cruz de Tenerife (Spain)	Purchase, transmission, distribution and retailing of electricity	DT
Distrilec Inversora, S.A.	51.5	30.9	51.5	30.8	Buenos Aires (Argentina)	Holding company	DT
Edegel, S.A.	61.1	17.6	63.6	13.8	Lima (Peru)	Electricity production, retailing and distribution	EY
Eed-Empreendimentos Eólicos do Douro, S.A.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind farm	DT
Eléctrica de la Franja, S.L.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Electricity production	—
Elektrocieplownia Bialystok, S.A.	69.6	45.2	69.6	45.2	Bialystok (Poland)	Electricity production and sale	DT
Emgesa, S.A. E.S.P.	48.5	36.8	48.5	35.6	Bogota (Colombia)	Electricity production and retailing	DT
Empreendimientos Eólico da Raia, Lda.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind farm	DT
Empreendimiento Eólico de Rego, Lda.	51.0	51.0	51.0	51.0	Porto (Portugal)	Wind farm	—

Empreendimientos Eólicos de Pracana, Lda.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind farm	—
Emprendimientos Eólicos de Ribabelide, S.A.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind farm	DT
Emprendimientos Eólicos de Viade, Lda.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind farm	DT
Emprendimientos Eólicos do Verde Horizonte, S.A.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind farm	DT
Empresa Carbonífera del Sur, S.A.	100.0	100.0	100.0	100.0	Madrid (Spain)	Exploitation of coal fields	EY
Empresa de Distribución Eléctrica de Lima Norte, S.A.A.	60.0	38.3	60.0	38.3	Lima (Peru)	Electricity distribution and retailing	DT
Empresa de Ingeniería Ingendesa, S.A.	100.0	36.4	100.0	36.4	Santiago (Chile)	Engineering services	EY
Empresa Distribuidora Sur, S.A.	99.4	45.9	99.4	45.7	Buenos Aires (Argentina)	Electricity distribution and retailing	DT
Empresa Eléctrica Cabo Blanco, S.A.	80.0	80.0	80.0	80.0	Lima (Peru)	Holding company	DT
Empresa Eléctrica de Colina Ltda.	100.0	60.1	100.0	59.6	Santiago (Chile)	Complete energy and similar materials cycle	KPMG
Empresa Eléctrica de Piura, S.A.	60.0	48.0	60.0	48.0	Lima (Peru)	Electricity production	DT
Empresa Eléctrica Pangue, S.A.	100.0	39.5	100.0	39.5	Santiago (Chile)	Complete electricity cycle	EY
Empresa Eléctrica Pehuenche, S.A.	92.6	33.7	92.6	33.7	Santiago (Chile)	Complete electricity cycle	EY
Empresa Nacional de Electricidad, S.A.	60.0	36.4	60.0	36.4	Santiago (Chile)	Complete electricity cycle	EY
Endesa Argentina, S.A.	100.0	36.4	100.0	36.4	Buenos Aires (Argentina)	Holding company	DT
Endesa Brasil Participaçoes Ltda.	100.0	36.4	100.0	36.4	Rio de Janeiro (Brazil)	Holding company	—
Endesa Brasil, S.A.	97.3	59.5	100.0	61.0	Rio de Janeiro (Brazil)	Holding company	DT
Endesa Capital Finance, L.L.C.	100.0	100.0	100.0	100.0	Delaware (USA)	Issuance of preference shares	DT
Endesa Capital, S.A.	100.0	100.0	100.0	100.0	Madrid (Spain)	Issuance of debt instruments	DT
Endesa Chile Internacional	100.0	36.4	100.0	36.4	Grand Cayman (Cayman Islands)	Holding company	EY
Endesa Cogeneración y Renovables, S.A.	100.0	100.0	100.0	100.0	Seville (Spain)	Combined heat and power and renewable energies	EY
Endesa Costanera, S.A.	64.3	23.4	64.3	23.4	Buenos Aires (Argentina)	Electricity production and retailing	—
Endesa Distribución Eléctrica, S.L.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Electricity distribution	DT
Endesa Eco, S.A.	100.0	36.4	100.0	36.4	Santiago (Chile)	Renewable energy projects	EY
Endesa Energía XXI, S.L.	100.0	100.0	100.0	100.0	Madrid (Spain)	Services associated with the marketing of energy products	DT

Endesa Energía, S.A.	100.0	100.0	100.0	100.0	Madrid (Spain)	Marketing of energy products	DT
Endesa Europa Power & Fuel S.R.L.	100.0	100.0	100.0	100.0	Rome (Italy)	Trading operations in europe	DT
Endesa Europa, S.L.	100.0	100.0	100.0	100.0	Madrid (Spain)	Company administration and management	DT
Endesa Financiación Filiales, S.A.	100.0	100.0	100.0	100.0	Madrid (Spain)	Financing of the subsidiaries of Endesa, S.A.	DT
Endesa Gas Transportista, S.L.	100.0	100.0	100.0	100.0	Zaragoza (Spain)	Gas regasification and storage	EY
Endesa Gas, S.A.U.	100.0	100.0	100.0	100.0	Zaragoza (Spain)	Complete gas cycle	EY
Endesa Generación Portugal S.A.	100.0	100.0	—	—	Lisbon (Portugal)	Electricity production and related activities	DT
Endesa Generación, S.A.	100.0	100.0	100.0	100.0	Seville (Spain)	Electricity production and retailing	DT
Endesa Ingeniería, S.L.	100.0	100.0	100.0	100.0	Seville (Spain)	Consulting and civil engineering services	DT
Endesa Internacional Energía Ltda.	100.0	100.0	100.0	100.0	Rio de Janeiro (Brazil)	Holding company	—
Endesa Internacional, S.A.	100.0	100.0	100.0	100.0	Madrid (Spain)	International activity of Endesa, S.A.	DT
Endesa Inversiones Generales, S.A.	100.0	36.4	100.0	36.4	Santiago (Chile)	Holding company	EY
Endesa Italia Power & Fuel, S.R.L.	100.0	80.0	100.0	80.0	Lazio (Italy)	Energy and fuel retailing and trading	DT
Endesa Italia, S.p.A.	80.0	80.0	80.0	80.0	Lazio (Italy)	Holding company	DT
Endesa Marketplace, S.A.	78.0	72.1	78.0	72.1	Madrid (Spain)	B2B (new technologies)	—
Endesa Network Factory, S.L.	100.0	100.0	100.0	100.0	Madrid (Spain)	New technologies	DT
Endesa North América, Inc.	100.0	100.0	100.0	100.0	New York (USA)	Endesa investor representation office	—
Endesa Operaciones y Servicios Comerciales, S.L.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Provision of services to Endesa Distribución Eléctrica and to Endesa Energía	DT
Endesa Participadas, S.A.	100.0	100.0	100.0	100.0	Madrid (Spain)	Company management	DT
Endesa Polska Spólka Z Ograniczona Odpowiedzialnoscia	98.3	98.3	—	—	Warsaw (Poland)	Electricity generation and trading	—
Endesa Power Trading Ltd.	100.0	100.0	100.0	100.0	London (UK)	Trading operations	C&H
Endesa Red, S.A.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Distribution activities	DT
Endesa Servicios, S.L.	100.0	100.0	100.0	100.0	Madrid (Spain)	Services	DT
Endesa Trading, S.A.	100.0	100.0	100.0	100.0	Madrid (Spain)	Trading operations in europe	DT
Enercampo-Produçao de Energía, Lda.	100.0	100.0	100.0	100.0	Porto (Portugal)	Combined heat and power	DT
Energética Mataró, S.A.	85.0	85.0	85.0	85.0	Barcelona (Spain)	Construction and operation of a thermal sludge treatment plant	EY
Energías De Aragón I, S.L.	100.0	100.0	100.0	100.0	Zaragoza (Spain)	Transmission, distribution and sale of electricity under the tariff system	DT

Energías de Aragón II, S.L.	100.0	100.0	100.0	100.0	Zaragoza (Spain)	Electricity production under the special regime	DT
Energías de Graus, S.L.	66.7	66.7	66.7	66.7	Barcelona (Spain)	Hydroelectric power	EY
Energías de la Mancha, S.A.	52.0	52.0	52.0	52.0	Ciudad Real (Spain)	Bio-mass	EY
Enerlousado, Lda.	50.0	75.0	—	—	Porto (Portugal)	Operation of a combined heat and power plant	—
Enernisa-Produçao de Energía, Lda.	90.0	90.0	90.0	90.0	Porto (Portugal)	Combined heat and power	DT
Enersis, S.A.	60.6	60.6	60.6	60.6	Santiago (Chile)	Electricity production and distribution	DT
Enerviz-Produçao de Energía de Vizela, Lda.	100.0	100.0	100.0	100.0	Porto (Portugal)	Combined heat and power	DT
Eol Verde Energía Eólica, S.A.	75.0	75.0	75.0	75.0	Porto (Portugal)	Water collection, treatment and distribution	DT
Eolcinf-Produçao de Energía Eólica, Lda.	51.0	51.0	51.0	51.0	Porto (Portugal)	Wind farm	—
Eolflor-Produçao de Energía Eólica, Lda.	51.0	51.0	51.0	51.0	Porto (Portugal)	Wind farm	DT
Eólica del Noroeste, S.L.	51.0	51.0	51.0	51.0	A Coruña (Spain)	Development of wind farms	—
Eolica Valle del Ebro, S.A.	50.5	50.5	51.6	51.6	Zaragoza (Spain)	Wind farms
Eólicas de Agaete, S.L.	80.0	80.0	80.0	80.0	Las Palmas de G.C. (Spain)	Wind farms	EY
Eólicas de Fuencaliente, S.A.	55.0	55.0	55.0	55.0	Las Palmas de G.C. (Spain)	Wind farms	EY
Eólicas de Tirajana, A.I.E.	60.0	60.0	60.0	60.0	Las Palmas de G.C. (Spain)	Wind farms	EY
Eólicas do Marao-Produçao de Energía, LDA.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind farms	DT
Explotaciones Eólicas de Escucha, S.A.	70.0	70.0	70.0	70.0	Zaragoza (Spain)	Wind farms	EY
Explotaciones Eólicas el Puerto, S.A.	73.6	73.6	73.6	73.6	Teruel (Spain)	Wind farms	EY
Explotaciones Eólicas Saso Plano, S.A.	70.0	70.0	70.0	70.0	Zaragoza (Spain)	Wind farms	EY
Explotaciones Eólicas Sierra Costera, S.A.	90.0	90.0	—	—	Zaragoza (Spain)	Wind farms	—
Explotaciones Eólicas Sierra la Virgen, S.A.	90.0	90.0	90.0	90.0	Zaragoza (Spain)	Wind farms	—
Fermicaise, S.A. DE C.V.	100.0	100.0	100.0	100.0	Mexico City (Mexico)	Combined heat and power	EY
Finerge-Gestao de Projectos Energéticos, S.A.	100.0	100.0	100.0	100.0	Porto (Portugal)	Combined heat and power and renewable energies	DT
Gas Alicante, S.A.U.	100.0	100.0	100.0	100.0	Alicante (Spain)	Distribution of piped gas	EY
Gas Aragón, S.A.	60.7	60.7	60.7	60.7	Zaragoza (Spain)	Gas distribution	EY
Gas y Electricidad Generación, S.A.U.	100.0	100.0	100.0	100.0	Baleares (Spain)	Electricity production	DT
Gasificadora Regional Canaria, S.A.	65.0	65.0	65.0	65.0	Las Palmas de G.C. (Spain)	Distribution of piped gas in the canary islands	EY

	% OF OWNERSHIP AT 31/12/06		% OF OWNERSHIP AT 31/12/05
Company	% Of Voting Power Held	% Of Ownership	% Of Voting Power Held	% Of Ownership	Location	Line Of Business	Auditor(*)
Generalima, S.A.	100.0	100.0	72.5	72.5	Lima (Peru)	Holding company	DT
Generandes Perú, S.A.	59.6	21.7	59.6	21.7	Lima (Peru)	Holding company	EY
Gesa Gas, S.A.U.	100.0	100.0	100.0	100.0	Balearic Islands (Spain)	Distribution of piped gas	EY
Gresaise, S.A. DE C.V.	100.0	100.0	100.0	100.0	Mexico City (Mexico)	Combined heat and power	EY
Guadarranque Solar 1, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 2, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 3, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 4, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 5, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 6, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 7, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 8, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 9, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 10, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 11, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 12, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 13, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 14, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 15, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 16, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 17, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 18, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—
Guadarranque Solar 19, S.L. Sole-Shareholder Company	100.0	100.0	—	—	Seville (Spain)	Electricity production using renewable energies	—

Hidroeléctrica de Catalunya, S.L.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Electricity transmission and distribution	DT
Hidroeléctrica del Serradó, S.L.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Management of mini-hydroelectric plants	KPMG
Hidroeléctrica el Chocón, S.A.	65.2	17.3	65.2	17.3	Buenos Aires (Argentina)	Electricity production and retailing	DT
Hidroflamicell, S.L.	75.0	75.0	75.0	75.0	Barcelona (Spain)	Electricity distribution and sale	—
Hidroinvest, S.A.	69.9	25.4	69.9	25.4	Buenos Aires (Argentina)	Holding company	DT
Ibervento, S.L.	100.0	85.0	—	—	Valladolid (Spain)	Wind power projects and construction of wind-powered facilities	—
Ingendesa do Brasil LTDA.	100.0	36.4	100.0	36.4	Rio de Janeiro (Brazil)	Project engineering consulting	—
Inmobiliaria Manso de Velasco LTDA.	100.0	60.6	100.0	60.6	Santiago (Chile)	Construction work	DT
International Endesa B.V.	100.0	100.0	100.0	100.0	Amsterdam (Netherlands)	International financial transactions	DT
Inversiones Distrilima, S.A.	86.1	63.9	86.1	63.8	Lima (Peru)	Holding company	DT
Inversiones Endesa Norte, S.A.	100.0	36.4	100.0	36.4	Santiago (Chile)	Investment in energy projects in Northern Chile	EY
Investluz, S.A.	100.0	57.9	100.0	59.0	Ceará (Brazil)	Holding company	DT
Italaise, S.A. DE C.V.	100.0	100.0	100.0	100.0	Mexico City (Mexico)	Combined heat and power	EY
Luz Andes LTDA.	100.0	60.1	100.0	59.6	Santiago (Chile)	Transport, distribution and sale of energy and fuels	KPMG
Luz de Río LTDA.	100.0	60.3	100.0	60.0	Rio de Janeiro (Brazil)	Holding company	DT
Meridional de Gas, S.A.U.	100.0	100.0	100.0	100.0	Granada (Spain)	Distribution of piped gas in Andalucía	EY
Micase, S.A. de C.V.	51.0	51.0	51.0	51.0	Mexico City (Mexico)	Combined heat and power	EY
Minas de Estercuel, S.A.	99.7	99.6	99.7	99.6	Zaragoza (Spain)	Mineral deposits	—
Minas Gargallo, S.L.	99.9	99.9	99.9	99.9	Zaragoza (Spain)	Mineral deposits	—
Minas y Ferrocarril de Utrillas, S.A.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Mineral deposits	EY
Nubia 2000, S.L.	100.0	100.0	100.0	100.0	Madrid (Spain)	Electricity production	—
Nueva Compañía de Distribución Eléctrica 4, S.L.	100.0	100.0	100.0	100.0	Madrid (Spain)	Electricity production	—
Paravento, S.L.	90.0	90.0	51.0	51.0	Lugo (Spain)	Wind power	—
Parco Eolico Poggi Alti, S.R.L.	100.0	100.0	—	—	Rome (Italy)	Wind power	—
Parco Eolico di Florinas, S.R.L.	100.0	80.0	90.0	72.0	Rome (Italy)	Wind power	—
Parco Eolico Iardino S.R.L.	100.0	100.0	—	—	Rome (Italy)	Wind power	—
Parco Eolico Marco Aurelio Severino, S.R.L.	100.0	100.0	—	—	Rome (Italy)	Wind power	—
Parque Eólico Monte Cute S.R.L.	100.0	100.0	—	—	Rome (Italy)	Wind power	EY
Parque Eólico Carretera de Arinaga, S.A.	80.0	80.0	80.0	80.0	Las Palmas de G.C. (Spain)	Wind power	EY
Parque Eólico Costa Vicentina, S.A.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind power	DT
Parque Eólico de Aragón, A.I.E.	80.0	80.0	80.0	80.0	Zaragoza (Spain)	Wind power	EY
Parque Eólico de Enix, S.A.	95.0	95.0	95.0	95.0	Seville (Spain)	Wind power	EY
Parque Eólico de Gevancas, S.A.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind power	DT

Parque Eólico de Manique, LDA.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind power	DT
Parque Eólico de Santa Lucía, S.A.	65.7	65.7	65.7	65.7	Las Palmas de G.C. (Spain)	Wind power	EY
Parque Eólico do Alto da Vaca, LDA.	75.0	75.0	75.0	75.0	Porto (Portugal)	Wind power	DT
Parque Eólico do Outeiro, LTDA.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind power	DT
Parque Eólico do Vale do Abade, LDA.	51.0	51.0	51.0	51.0	Porto (Portugal)	Wind power	—
Parque Eólico dos Fiéis, LDA.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind power	DT
Parque Eólico Finca de Mogán, S.A.	90.0	90.0	90.0	90.0	Las Palmas de G.C. (Spain)	Construction and operation of a wind farm in Arico	EY
Parque Eólico Montes de Las Navas, S.A.	55.5	55.5	55.5	55.5	Madrid (Spain)	Construction, operation and management of wind farms	EY
Parque Eólico Punta de Teno, S.A.	52.0	52.0	52.0	52.0	S. Cruz de Tenerife (Spain)	Wind farms	EY
Parque Eolico Serra da Capucha, S.A.	50.0	75.0	50.0	75.0	Porto (Portugal)	Wind farm	DT
Planta Eólica Europea, S.A.	56.1	56.1	56.1	56.1	Seville (Spain)	Wind power	EY
Productor Regional de Energía Renovable, S.A.	85.0	85.0	—	—	Valladolid (Spain)	Development and construction of wind farms	—
Progreen Fuente Álamo, S.A.	51.0	51.0	51.0	51.0	Murcia (Spain)	Urban solid waste treatment	—
Propaise	95.0	95.0	95.0	95.0	Cartagena (Colombia)	Production, purchase, sale and retailing of energy	DT
Proyectos Eólicos Valencianos, S.A.	55.0	55.0	55.0	55.0	Valencia (Spain)	Electricity production	EY
Relcamp, A.I.E.	65.0	65.0	65.0	65.0	Barcelona (Spain)	Combined heat and power plant	EY
Saltos del Nansa I, S.A.	100.0	100.0	100.0	100.0	Cantabria (Spain)	Electricity production, transmission and distribution	EY
Saltos y Centrales de Catalunya, S.A.	100.0	100.0	100.0	100.0	Barcelona (Spain)	Operation of hydroelectric facilities	EY
Sealve-Sociedad Eléctrica de Alvaiázere S.A.	100.0	100.0	100.0	100.0	Porto (Portugal)	Wind farm	DT
Sere- Sociedade Exploradora de Recursos Eléctricos, LDA.	100.0	100.0	100.0	100.0	Porto (Portugal)	Electricity production	DT
Sisconer-Exploraçao de Sistemas de Conversao de Energia, LTDA.	55.0	55.0	55.0	55.0	Porto (Portugal)	Wind farm	DT
Sociedad Agrícola de Cameros LTDA.	57.5	34.9	57.5	34.9	Santiago (Chile)	Financial investment	DT
Sociedad Agrícola Pastos Verdes LTDA.	55.0	33.3	55.0	33.3	Santiago (Chile)	Financial investment	DT
Sociedad Concesionaria Túnel El Melón, S.A.	100.0	36.3	100.0	36.3	Santiago (Chile)	Design, construction and operation of the El Melón tunnel	EY
Sociedad de Gestión de Activos Distribución Eléctrica, S.L.	100.0	100.0	100.0	100.0	Madrid (Spain)	Electricity distribution	—
Sociedad de Gestión de Activos Generación Eléctrica, S.L.	100.0	100.0	100.0	100.0	Madrid (Spain)	Electricity production	—
Sociedad Inversora Dock Sud, S.A.	57.1	57.1	57.1	57.1	Buenos Aires (Argentina)	Holding company	DT

Societé Nationale d`Electricité et de Thermique, S.A.	65.0	65.0	65.0	65.0	Ile-de-France (France)	Electricity production	DT
Suministro de Luz y Fuerza, S.L.	60.0	60.0	60.0	60.0	Girona (Spain)	Energy distribution and retailing	RCM
Surschite, S.A.	100.0	65.0	100.0	65.0	Douai (France)	Slate, ash and slag projects	JCG
Synapsis Argentina Ltda.	100.0	60.6	100.0	60.6	Buenos Aires (Argentina)	It services	DT
Synapsis Brasil Ltda.	100.0	60.6	100.0	60.6	Rio de Janeiro (Brazil)	It services	DT
Synapsis Colombia Ltda.	100.0	60.6	100.0	60.6	Bogota (Colombia)	It services	DT
Synapsis Perú Ltda.	100.0	60.6	100.0	60.6	Lima (Peru)	It and telecomm unications services and projects	DT
Synapsis Soluciones y Servicios It Ltda.	100.0	60.6	100.0	60.6	Santiago (Chile)	Supply and marketing of it services and equipment	DT
Teneguía Gestión Financiera S.L.	100.0	100.0	100.0	100.0	S. Cruz de Tenerife (Spain)	Financial investment and services	DT
Teneguía Gestión Financiera, S.L., S.COM.	100.0	100.0	95.7	95.7	S. Cruz de Tenerife (Spain)	Financial investment	DT
Terdón Cogeneración, S.L.	100.0	100.0	100.0	100.0	Zaragoza (Spain)	Combined heat and power	FM
Transportadora de Energia, S.A.	100.0	59.5	100.0	61.0	Buenos Aires (Argentina)	Electricity production, transmission and distribution	DT
Terminal Alpi Adriático, SRL	100.0	100.0	100.0	100.0	Lazio (Italy)	Construction and operation of a regasification plant	—
Transportes y Distribuciones Eléctricas, S.A.	73.3	73.3	73.3	73.3	Girona (Spain)	Electricity transmission	—
Triema, S.A.	55.0	55.0	55.0	55.0	Buenos Aires (Argentina)	Marketing of commercial management systems	—
Unelco Cogeneraciones Sanitarias del Archipiélago, S.A.	100.0	100.0	100.0	100.0	Las Palmas de G.C. (Spain)	Combined heat and power	EY
Unión Eléctrica de Canarias Generación, S.A.U.	100.0	100.0	100.0	100.0	Las Palmas de G.C. (Spain)	Electricity production	DT
Unipower, S.A.	100.0	100.0	100.0	100.0	Sintra (Portugal)	Holding company	DT

*                      C&H(Crew&Hammond)/DT(Deloitte)/EY(Ernst&Young)/FM(Fernando Mercadal)/KPMG(KPMG Auditores)/JCG(Jean C.G.)/PWC (Price Waterhouse Coopers)/RCM(RCM Auditores).

APPENDIX II: Joint ventures and associates

	% Of Ownership At 31/12/06		% Of Ownership At 31/12/05
Company	% Of Voting Power Held	% Of Ownership	% Of Voting Power Held	% Of Ownership	Registered Office	Line Of Business
Altek Alarko Santrallari Tesis Isletme Ve Ticaret A.S.	50.0	32.5	50.0	32.5	Istanbul (Turkey)	Electricity facilities and sale of electricity
Antrel, A.I.E.	50.0	50.0	50.0	50.0	Girona (Spain)	Combined heat and power plant
Aplicaciones Hidroeléctricas da Beira Alta, Ltda.	35.7	35.7	35.7	35.7	Viseu (Portugal)	Hydroelectric plant
Asanefi, A.I.E.	42.5	42.5	42.5	42.5	Barcelona (Spain)	Operation of a combined heat and power plant
Asociacion Nuclear Ascó-Vandellós Ii, A.I.E.	85.4	85.4	85.4	85.4	Tarragona (Spain)	Management, operation and administration of nuclear plants
Calizas Elycar, S.L.	25.0	25.0	25.0	25.0	Huesca (Spain)	Operation of combined heat and power plants
Carbopego-Abastecimientos e Combustiveis, S.A.	50.0	50.0	50.0	50.0	Ribatejo (Portugal)	Fuel supplies
Central Hidráulica Güegar-Sierra, S.L.	33.3	33.3	33.3	33.3	Granada (Spain)	Management of hydroelectric plants
Central Hidroeléctrica Casillas, S.A.	49.0	49.0	49.0	49.0	Seville (Spain)	Management of mini-hydroelectric plants
Central Térmica de Anillares, A.I.E.	33.3	33.3	33.3	33.3	Madrid (Spain)	Management of the Anllares fossil-fuel plant
Centrales Hidroelectricas de Aysén, S.A.	51.0	18.5	—	—	Santiago (Chile)	Design and implementation of a project
Centrales Nucleares Almaraz-Trillo, A.I.E.	24.2	23.9	24.2	23.9	Madrid (Spain)	Management of the Almaraz and Trillo nuclear plants
Cogeneració J. Vilaseca, A.I.E.	40.0	40.0	40.0	40.0	Barcelona (Spain)	Operation of a combined heat and power plant
Cogeneración El Salto, S.L.	20.0	20.0	20.0	20.0	Zaragoza (Spain)	Combined heat and power
Cogeneración Hostalrich, A.I.E.	33.0	33.0	33.0	33.0	Girona (Spain)	Combined heat and power
Cogeneración Lipsa, S.L.	20.0	20.0	20.0	20.0	Barcelona (Spain)	Combined heat and power
Cogeneración Tenerel-Mollet, A.I.E.	50.0	50.0	50.0	50.0	Barcelona (Spain)	Combined heat and power
Cogeneración Tolosana, A.I.E.	25.0	25.0	25.0	25.0	Guipúzcoa (Spain)	Combined heat and power
Colomer de Cogeneracio, A.I.E.	27.5	27.5	27.5	27.5	Barcelona (Spain)	Operation of a combined heat and power plant
Compañía Eólica Tierras Altas, S.A.	35.6	35.6	33.8	33.8	Soria (Spain)	Operation of wind farms

Compañía Transportista de Gas de Canarias, S.A.	45.0	45.0	45.0	45.0	Las Palmas de	Natural gas operations in the Canary Islands
					G.C. (Spain)
Confirel, A.I.E.	50.0	50.0	50.0	50.0	Girona (Spain)	Combined heat and power
Consorcio Ara-Ingendesa Ltda.	50.0	18.2	50.0	18.2	Santiago (Chile)	Project engineering consulting services
Consorcio Ingendesa-Minmetal Ltda.	50.0	18.2	50.0	18.2	Santiago (Chile)	Engineering services
Corelcat, A.I.E.	45.0	45.0	45.0	45.0	Lleida (Spain)	Combined heat and power
Corporación Eólica de Zaragoza, S.L.	25.0	25.0	25.0	25.0	Zaragoza (Spain)	Renewable energies
Desaladora de la Costa del Sol, S.A.	25.0	25.0	25.0	25.0	Málaga (Spain)	Water desalination and supply on the Costa del Sol
Desarrollo Tecnológico Nuclear, S.L.	46.3	46.3	46.3	46.3	Madrid (Spain)	Nuclear plant R&D projects
Distribución y Comercialización de Gas Extremadura Dicogexsa, S.A.	47.0	47.0	47.0	47.0	Badajoz (Spain)	Gas distribution
Distribuidora Regional de Gas, S.A.	45.0	45.0	45.0	45.0	Valladolid (Spain)	Gas distribution and retailing in Castilla y León
Ecoenergía de Can Mata, A.I.E.	25.0	25.0	25.0	25.0	Barcelona (Spain)	Urban solid waste treatment
Eevm-Empreendimientos Eólicos Vale do Minho, S.A.	50.0	37.5	50.00	37.5	Esposende	Wind farm
					(Portugal)
Elcogas, S.A.	40.9	40.9	40.9	40.9	Madrid (Spain)	Electricity production
Eléctrica de Jafre, S.A.	47.5	47.5	47.5	47.5	Girona (Spain)	Electricity distribution and retailing
Eléctrica de Lijar, S.L.	50.0	50.0	50.0	50.0	Cádiz (Spain)	Electricity transmission and distribution
Eléctrica de Puerto Real, S.A.	50.0	50.0	50.0	50.0	Cádiz (Spain)	Electricity supply and distribution
Empreendimientos Eólicos da Serra do Sicó, S.A.	29.0	29.0	29.0	29.0	Pombal (Portugal)	Wind farm
Emprendimientos Eólicos de Alvadia, Lda.	48.0	48.0	48.0	48.0	Ribeira de Pena	Wind farm
					(Portugal)
Empresa Provincial de Energía, S.A.	30.0	30.0	30.0	30.0	Huesca (Spain)	Complete electricity cycle
Energética de Roselló, A.I.E.	27.0	27.0	27.0	27.0	Barcelona (Spain)	Combined heat and power
Energía de la Loma, S.A.	40.0	40.0	40.0	40.0	Jaén (Spain)	Bio-mass

Energías Alternativas del Sur, S.L.	50.0	50.0	50.0	50.0	Las Palmas de	Wind power
					G.C. (Spain)
Energías Argentinas, S.A.	50.0	50.0	50.0	50.0	Buenos Aires	Wind power
					(Argentina)
Energie Electrique de Tahaddart, S.A.	32.0	32.0	32.0	32.0	Tangier (Morocco)	Combined cycle plant
Ensafeca Holding Empresarial, S.L.	32.4	32.4	—	—	Barcelona (Spain)	Telecommunications services
Eólicas de Fuerteventura, A.I.E.	40.0	40.0	40.0	40.0	Fuerteventura (Spain)	Wind farms
Eólicas de Lanzarote, S.L.	40.0	40.0	40.0	40.0	Las Palmas de G.C. (Spain)	Electricity production, distribution and supply
Eólicas de Tenerife, A.I.E	50.0	50.0	50.0	50.0	S. Cruz de Tenerife (Spain)	Wind farms
Eolminho-Energias Renováveis, S.A.	28.0	28.0	28.0	28.0	Vieira do Minho	Construction and operation of wind farms
					(Portugal)
Erca Cinco Villas-1, S.L.	40.0	40.0	40.0	40.0	Zaragoza (Spain)	Combined heat and power
Ercasa Cogeneración, S.A.	50.0	50.0	50.0	50.0	Zaragoza (Spain)	Combined heat and power
Ercetesa, S.A.	35.0	35.0	35.0	35.0	Zaragoza (Spain)	Combined heat and power
Erecosalz, S.L.	33.0	33.0	33.0	33.0	Zaragoza (Spain)	Combined heat and power
Erfei, A.I.E.	42.0	42.0	42.0	42.0	Tarragona (Spain)	Combined heat and power
Ergon Energía, S.R.L.	50.0	50.0	50.0	50.0	Brescia (Italy)	Electricity supplies to eligible customers
Ergosud, S.p.A.	50.0	50.0	—	—	Crotone (Italy)	Construction and operation of a combined cycle plant
Eurohueco Cogeneración, A.I.E.	30.0	30.0	30.0	30.0	Barcelona (Spain)	Combined heat and power
Explotaciones Eólicas de Aldehuelas, S.L.	47.5	47.5	50.0	50.0	Soria (Spain)	Wind farms
Fábrica do Arco-Recursos Energéticos, S.A.	50.0	50.0	50.0	50.0	Sato Tirso	Electricity and steam production
					(Portugal)
Fibrarel, A.I.E.	36.6	36.6	36.6	36.6	Barcelona (Spain)	Combined heat and power
Foraneto, S.L.	25.0	25.0	25.0	25.0	Barcelona (Spain)	Combined heat and power
Forel, S.L.	40.0	40.0	40.0	40.0	Barcelona (Spain)	Combined heat and power
Forsean, S.L.	30.0	30.0	30.0	30.0	Barcelona (Spain)	Combined heat and power
Garofeica, S.A.	27.0	27.0	27.0	27.0	Barcelona (Spain)	Combined heat and power

Gas Extremadura Transportista, S.L.	40.0	40.0	40.0	40.0	Badajoz (Spain)	Transmission and storage of gas
GNL Chile, S.A.	23.6	8.6	—	—	Santiago (Chile)	LNG supply project
Gorona del Viento El Hierro, S.A.	30.0	30.0	30.0	30.0	S. Cruz de	Development and maintenance of the El Hierro power plant
					Tenerife (Spain)
Green Fuel Andalucía, S.A.	25.0	27.3	—	—	Seville (Spain)	Development, construction and operation of a biodiesel plant
Green Fuel Castilla y León, S.A.	25.0	27.3	—	—	León (Spain)	Development, construction and operation of a biodiesel plant
Green Fuel Extremadura, S.A.	25.0	27.3	25.0	27.3	Badajoz (Spain)	Production, sale and distribution of biofuels
Hídricas de Viseu, S.A.	33.0	33.0	33.0	33.0	Maia (Portugal)	Mini-hydroelectric plant
Hidro Escorón, S.L.	30.0	30.0	30.0	30.0	Zaragoza (Spain)	Combined heat and power plant
Hidroeléctrica de Ourol, S.L.	30.0	30.0	—	—	Lugo (Spain)	Electricity production using renewable energy sources
Hidroeléctrica del Piedra, S.L.	25.0	25.0	25.0	25.0	Zaragoza (Spain)	Electricity production and sale
Iniciativas de Gas, S.L.	40.0	40.0	40.0	40.0	Madrid (Spain)	Natural gas-related activities
Inversiones Electrogas, S.A.	42.5	15.5	42.5	15.5	Santiago (Chile)	Holding company
Inversiones Gas Atacama Holding Ltda.	50.0	18.2	50.0	18.2	Santiago (Chile)	Natural gas transmission
Kromschroeder, S.A.	27.9	27.9	27.9	27.9	Barcelona (Spain)	Meter-reading equipment
Livorno Holding, S.R.L.	50.0	50.0	—	—	Rome (Italy)	Construction, development and operation of a regasification terminal
Medidas Ambientales, S.L.	50.0	25.0	50.0	25.0	Burgos (Spain)	Environmental studies and reports
Minicentrales del Canal Imperial-Gallur, S.L.	36.5	36.5	36.5	36.5	Zaragoza (Spain)	Mini-hydroelectric plant
MPE Energía, S.R.L.	50.0	50.0	—	—	Milan (Italy)	Sale of electricity to eligible customers
Neinver Bolonia, S.L.	45.0	45.0	—	—	Madrid (Spain)	Urban development
Nuclenor, S.A.	50.0	50.0	50.0	50.0	Burgos (Spain)	Nuclear power production
Olt Offshore Lng Toscana S.p.A.	25.5	25.5	—	—	Livorno (Italy)	Natural gas regasification
Oxagesa, A.I.E.	33.3	33.3	33.3	33.3	Teruel (Spain)	Combined heat and power plant
Parc Eolic Coll de Som, S.L.	30.0	30.0	30.0	30.0	Barcelona (Spain)	Wind farm development
Parc Eolic els Aligars, S.L.	30.0	30.0	30.0	30.0	Barcelona (Spain)	Wind farm development
Parc Eolic la Tossa-La Mola d`en Pascual, S.L.	30.0	30.0	30.0	30.0	Barcelona (Spain)	Wind farm development
Parc Eolic l`Arram, S.L.	30.0	30.0	30.0	30.0	Barcelona (Spain)	Wind farm development

Parque Eólico A.Capelada, A.I.E.	50.0	50.0	50.0	50.0	Madrid (Spain)	Wind power
Parque Eólico de Barbanza, S.A.	50.0	50.0	50.0	50.0	A Coruña (Spain)	Wind power
Parque Eólico de Cabo Vilano, A.I.E.	50.0	50.0	50.0	50.0	Madrid (Spain)	Wind power
Parque Eólico Sierra del Madero, S.A.	48.0	48.0	48.0	48.0	Soria (Spain)	Wind farm
Pegop-Energía Eléctrica, S.A.	50.0	50.0	50.0	50.0	Abrantes (Portugal)	Operation of the pego power plant
Planta de Regasificación de Sagunto, S.A.	20.0	20.0	20.0	20.0	Madrid (Spain)	Oil and gas business activities
Powercer-Sociedade de Cogeraçao de Vialonga, S.A.	30.0	30.0	30.0	30.0	Bucelas (Portugal)	Combined heat and power
Printerel, S.L.	39.0	39.0	—	—	Barcelona (Spain)	Construction and operation of a combined heat and power plant
Productora de Energías, S.A.	30.0	30.0	30.0	30.0	Barcelona (Spain)	Mini-hydroelectric plants
Puignerel, A.I.E	25.0	25.0	25.0	25.0	Barcelona (Spain)	Combined heat and power plant
Regasificadora del Noroeste, S.A.	21.0	21.0	21.0	21.0	A Coruña (Spain)	Natural gas regasification and transmission
Releco Santiago, A.I.E.	45.0	45.0	45.0	45.0	Huesca (Spain)	Combined heat and power plant
Rofeica d` Energía, S.A.	27.0	27.0	27.0	27.0	Barcelona (Spain)	Combined heat and power
Sacme, S.A.	50.0	22.9	50.0	22.8	Buenos Aires (Argentina)	Electricity system oversight and control
Sadiel, S.A.	37.5	37.5	37.5	37.5	Seville (Spain)	Technologies, information, engineering and training
Salto de San Rafael, S.L.	50.0	50.0	50.0	50.0	Seville (Spain)	Mini-hydroelectric plants
Santo Rostro Cogeneración, S.A.	45.0	45.0	45.0	45.0	Seville (Spain)	Combined heat and power
Sati Cogeneración, A.I.E	27.5	27.5	27.5	27.5	Barcelona (Spain)	Combined heat and power
Sea Power & Fuel S.R.L.	50.0	50.0	—	—	Genoa (Italia)	Natural gas supplies
Sistemas Energéticos la Muela, S.A.	30.0	30.0	30.0	30.0	Zaragoza (Spain)	Wind farms
Sistemas Energéticos Más Garullo, S.A.	27.0	27.0	27.0	27.0	Zaragoza (Spain)	Wind farms
Sistemas Sec, S.A.	49.0	29.7	49.0	29.7	Santiago (Chile)	Provision of signalling, electrification and communications systems

Sociedad Consorcio Ingendesa-Ara Limitada	50.0	18.2	50.0	18.2	Santiago (Chile)	Provision of engineering services
Sociedad Eólica de Andalucía, S.A.	46.7	46.7	46.7	46.7	Seville (Spain)	Electricity production
Sociedad Eólica Los Lances, S.A.	50.0	50.0	50.0	50.0	Seville (Spain)	Wind-powered facilities
Societé des Eaux de l`Est	25.0	16.3	25.0	16.3	Saint-Avold (France)	Production, transport, distribution and sale of water
Sodesa-Comercializaçao de Energia Eléctrica, S.A	50.0	50.0	50.0	50.0	Porto (Portugal)	Retailing of electricity and services
Soprolif, S.A.	45.0	29.2	45.0	38.0	Meyreuil (France)	Construction of a fluidized bed boiler in Gardanne
Suministradora Eléctrica de Cádiz, S.A.	33.5	33.5	33.5	33.5	Cádiz (Spain)	Electricity supply and distribution
Tecnatom, S.A.	45.0	45.0	45.0	45.0	Madrid (Spain)	Electricity production services and facilities
Tejo Energía, Produçao e Distribuçao de Energía Eléctrica, S.A.	38.9	38.9	38.9	38.9	Paço d’Arcos	Electricity production, transmission and distribution
					(Portugal)
Termoeléctrica José de San Martin, S.A.	29.1	6.7	29.1	6.7	Buenos Aires	Construction and operation of a combined cycle plant
					(Argentina)
Termoeléctrica Manuel Belgrano, S.A.	29.1	6.7	29.1	6.7	Buenos Aires	Construction and operation of a combined cycle plant
					(Argentina)
Termotec Energía, A.I.E	45.0	45.0	45.0	45.0	Valencia (Spain)	Combined heat and power
Tirme, S.A.	40.0	40.0	40.0	40.0	Balearic Islands (Spain)	Solid waste treatment
Toledo PV, A.E.I.E.	33.3	33.3	33.3	33.3	Madrid (Spain)	Photovoltaic plant
Tp-Sociedade Térmica Portuguesa, S.A.	50.0	50.0	50.0	50.0	Lisbon (Portugal)	Combined heat and power
Transmisora Eléctrica de Quillota, Ltda.	50.0	18.2	50.0	18.2	Santiago (Chile)	Electricity transmission and distribution
Transportista Regional de Gas, S.L.	45.0	45.0	45.0	45.0	Valladolid (Spain)	Gas infrastructures and transmission
Urgell Energía, S.A.	27.0	27.0	27.0	27.0	Lleida (Spain)	Combined heat and power
Vapeltar, A.I.E.	40.0	40.0	40.0	40.0	Barcelona (Spain)	Combined heat and power
Yacylec, S.A.	22.2	22.2	22.2	22.2	Buenos Aires (Argentina)	Electricity transmission
Yedesa-Cogeneración, S.A.	40.0	40.0	40.0	40.0	Almería (Spain)	Combined heat and power